UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025 (January 8, 2025)

BlueLinx Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32383	77-0627356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1950 Spectrum Circle, Suite 300, Marietta, Georgia	30067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (770) 953-7000

                                                  N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of R. Andrew Wamser, Jr.

On January 8, 2025, R. Andrew Wamser, Jr., Senior Vice President, Chief Financial Officer and Treasurer of BlueLinx Holdings Inc. (“BlueLinx” or the “Company”), provided notice of his decision to resign from the Company to pursue another opportunity. Mr. Wamser’s resignation is not due to any disagreement with the Company on any matter relating to the Company’s financial reporting. Mr. Wamser’s resignation will be effective as of January 24, 2025, and he will continue to serve in his role through that date.

Appointment of Kimberly A. DeBrock to serve as interim Principal Financial Officer

The Company’s Board of Directors has designated Ms. Kimberly A. DeBrock, the Company’s Vice President and Chief Accounting Officer, to serve as the Company’s principal financial officer on an interim basis, effective as of January 25, 2025, until a new principal financial officer is designated. Ms. DeBrock will continue to serve as the Company’s principal accounting officer.

There are no family relationships between Ms. DeBrock and any director or executive officer of the Company, and no arrangements or understandings between Ms. DeBrock and any other person pursuant to which she was designated to serve as interim principal financial officer. Ms. Debrock is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.  Information regarding Ms. DeBrock and her background is set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 3, 2023.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits:

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
99.1	Press Release dated January 13, 2025, regarding the departure of Mr. Andrew Wamser
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueLinx Holdings Inc.

Dated: January 13, 2025	By:	/s/ Shyam K. Reddy
Shyam K. Reddy
President and Chief Executive Officer